UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2014

ESSEX PROPERTY TRUST, INC.
ESSEX PORTFOLIO, L.P.
(Exact Name of Registrant as Specified in Its Charter)

001-13106 (Essex Property Trust, Inc.)
333-44467-01 (Essex Portfolio, L.P.)
(Commission File Number)

Maryland (Essex Property Trust, Inc.)	77-0369576 (Essex Property Trust, Inc.)
California (Essex Portfolio, L.P.)	77-0369575 (Essex Portfolio, L.P.)

(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

925 East Meadow Drive, Palo Alto, California 94303
(Address of Principal Executive Offices)

(650) 494-3700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement

On January 29, 2014, Essex Portfolio, L.P. (the “Operating Partnership”), the operating partnership of Essex Property Trust, Inc. (the “Company”), entered into a fourth amendment (the “Amendment”) to the Amended and Restated Revolving Credit Agreement dated September 16, 2011, as amended (the “Revolving Credit Facility”), with PNC Bank, National Association, as Administrative Agent, Swing Line Lender and L/C Issuer and the other lenders named therein.

The Amendment increases the maximum amount available for borrowings under the Revolving Credit Facility from $600 million to $1 billion, and includes an accordion feature pursuant to which the Company could expand the amount to $1.5 billion, subject to certain specified conditions. The Amendment also amends the Revolving Credit Facility to, among other things, (i) extend the maturity date to December 31, 2017, with an option to extend the maturity date by 18 months subject to specified conditions and subject to the payment of an extension fee, (ii) decrease the applicable interest rate and (iii) modify certain financial covenants.  As a result of the Amendment, the interest rate paid on borrowings under the Revolving Credit Facility, which is based on a tiered rate structure tied to the Company’s corporate ratings, was reduced from LIBOR plus 1.075% to LIBOR plus 0.95%, and the facility fee was reduced from 17.5 basis points to 15 basis points per annum on the total amount of lending commitments under the Revolving Credit Facility.   Both the interest rate and the facility fee are subject to adjustment based upon changes to the Company’s credit ratings.

In addition, on January 29, 2014, the Operating Partnership, as borrower, entered into a third modification agreement (the “Modification Agreement”) to the Term Loan Agreement dated November 15, 2011, as amended by subsequent modification agreements (the “Term Loan”) with US Bank National Association, as Administrative Agent and the other lenders named therein.  The Modification Agreement, among other things, reduces the applicable interest rate and modifies certain financial covenants under the Term Loan.  As a result of the Modification Agreement, the underlying interest rate on the Term Loan, which is based on a tiered rate structure tied to the Company’s corporate ratings, was reduced from LIBOR plus 1.20% to LIBOR plus 1.05%.  The Term Loan interest rate is subject to adjustment based upon changes to the Company’s credit ratings.

The Amendment and the Modification Agreement continue to provide for acceleration of all amounts outstanding upon the occurrence and continuation of certain events of default, such as a change of control of us.

The foregoing descriptions of the Amendment and the Modification Agreement do not purport to be complete and are qualified in their entirety by reference to the Amendment and the Modification Agreement, copies of which have been filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this report and incorporated in this Item 1.01 by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 is incorporated in this Item 2.03 by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Increase in Board Size; Appointment of BRE Designees

On January 27, 2014, consistent with and as required by the Agreement and Plan of Merger (the “Merger Agreement”), dated as of December 19, 2013, by and among Essex Property Trust, Inc. (“Essex”), Bronco Acquisition Sub, Inc. (“Merger Sub”), a direct wholly owned subsidiary of Essex, and BRE Properties, Inc. (“BRE”), the board of directors of Essex (the “Essex Board”) resolved to increase the size of the Essex Board from 10 to 13 members and appointed Irving F. Lyons, III, Thomas E. Robinson and Thomas P. Sullivan (collectively, the “BRE Designees”) to fill the vacancies created by such increase, such increase and each appointment to be effective as of the effective time of the merger (the “Effective Time”) of BRE with and into Merger Sub (the “Merger”). The BRE Designees are not currently expected to serve on any committees of the Essex Board.

Mr. Lyons has been a director of BRE since 2006 and was appointed Chairman of the BRE Board in May 2009. He currently serves on the Board of Directors of Equinix, Inc. and is Lead Independent Director of ProLogis Inc. Mr. Lyons served as Vice Chairman of ProLogis, a global provider of distribution facilities and services, from 2001 through May 2006. He was Chief Investment Officer from March 1997 to December 2004, and held several other executive positions since joining ProLogis in 1993. Prior to joining ProLogis, he was a Managing Partner of King & Lyons, a San Francisco Bay Area industrial real estate development and management company, since its inception in 1979.

Mr. Robinson has been a director of BRE since 2007. Currently, he is Senior Advisor to the real estate investment banking group at Stifel, Nicolaus & Company, Inc., St. Louis, MO and its prior affiliate Legg Mason, where he was previously a managing director. Prior to that position, Mr. Robinson served as President and Chief Financial Officer of Storage USA, Inc., from 1994 to 1997. Mr. Robinson currently serves on the boards of directors of First Potomac Realty Trust and Tanger Factory Outlet Centers, Inc., is a former trustee/director of Centerpoint Properties Trust and Legg Mason Real Estate Investors, Inc. and a past member of the board of governors of the National Association of Real Estate Investment Trusts.

Mr. Sullivan has been a director of BRE since 2009. He controls Westwood Interests, a privately-held, San Francisco-based firm active in real estate investments and developments in the Bay Area, including several office development projects in the Silicon Valley. Prior to forming Westwood, he was a founding partner at Wilson Meany Sullivan (“WMS”), a San Francisco-based development firm focused on urban infill locations on the West Coast. Mr. Sullivan has played a major role in the development of large-scale, technologically innovative projects in San Francisco, most notably Foundry Square, the Ferry Building and 250 Embarcadero as well as several urban infill residential development projects. Prior to WMS, Mr. Sullivan served as President of Wilson/Equity Office, a joint venture between Equity Office Properties Trust and William Wilson and Associates, and as Senior Vice President at William Wilson & Associates.

As a non-employee director, each BRE Designee will receive compensation in the same manner as Essex’s other non-employee directors. Additionally, in connection with the BRE Designees’ appointment to the Essex Board, Essex and each BRE Designee will enter into, as of the Effective Time, an indemnification agreement in substantially the same form as Essex has entered into with each of Essex’ s existing directors. The form of such indemnification agreement was previously filed by Essex as an exhibit to its Current Report on Form 8-K filed with the SEC on February 25, 2011.

Other than the Merger and the terms of the Merger Agreement, there are no arrangements or understandings between each of these individuals and any other person pursuant to which he or she was selected as director and there are no material transactions between each of these individuals and Essex.

Retention Bonus Program

On January 27, 2014, upon recommendation of the Compensation Committee of the Essex Board and in light of the additional management time and effort necessary to close the Merger and integrate the two companies' operations, the Essex Board approved a merger bonus program for key Essex personnel (the "Retention Bonus Program"). Pursuant to the Retention Bonus Program, certain Essex personnel, including senior executive officers, will be eligible to receive a cash bonus if both the Merger closes and the eligible executive remains employed at the applicable payment date.   Essex is authorized to pay up to $8,000,000 in aggregate cash bonuses pursuant to the Retention Bonus Program.  Employees at the senior vice president level or higher will receive two-thirds of their bonus if they remain employed at the 12 month anniversary of the closing of the Merger and the remaining one-third at the 18 month anniversary of the closing of the Merger.

The table below sets forth the maximum amount that Essex is authorized to pay to each of its named executive officers pursuant to the Retention Bonus Program.

Named Executive Officers	Total ($)
Michael Schall	550,000
Michael Dance	500,000
John D. Eudy	500,000
Craig K. Zimmerman	500,000
John F. Burkart	550,000

Additional Information About This Transaction:

In connection with the proposed transaction, Essex has filed with the SEC a registration statement on Form S-4 that includes a joint proxy statement of Essex and BRE that also constitutes a prospectus of Essex. Essex and BRE also plan to file other relevant documents with the SEC regarding the proposed transaction. INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the joint proxy statement/prospectus and other relevant documents filed by Essex and BRE with the SEC at the SEC’s website at www.sec.gov. Copies of the documents filed by Essex with the SEC are available free of charge on Essex’s website at www.essexpropertytrust.com or by contacting Essex Investor Relations at 650-494-3700. Copies of the documents filed by BRE with the SEC are available free of charge on BRE’s website at www.breproperties.com or by contacting BRE Investor Relations at 415-445-3745.

Essex and BRE and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. You can find information about Essex’s executive officers and directors in Essex’s definitive proxy statement filed with the SEC on April 1, 2013. You can find information about BRE’s executive officers and directors in BRE’s definitive proxy statement filed with the SEC on March 11, 2013. Additional information regarding the interests of such potential participants is included in the joint proxy statement/prospectus and other relevant documents filed with the SEC. You may obtain free copies of these documents from Essex or BRE using the sources indicated above.

This form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Forward Looking Statements

This Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements which are based on current expectations, estimates and projections about the industry and markets in which Essex and BRE operate and beliefs of and assumptions made by Essex management and BRE management, involve uncertainties that could significantly affect the financial results of Essex or BRE or the combined company. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” variations of such words and similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature. Such forward-looking statements include, but are not limited to, statements about the anticipated benefits of the business combination transaction involving Essex and BRE, including future financial and operating results, and the combined company’s plans, objectives, expectations and intentions. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future — including statements relating to expected synergies, improved liquidity and balance sheet strength — are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. Some of the factors that may affect outcomes and results include, but are not limited to: (i) national, regional and local economic climates, (ii) changes in financial markets and interest rates, or to the business or financial condition of Essex or its business, (iii) changes in market demand for rental apartment homes and competitive pricing, (iv) risks associated with acquisitions, including the proposed merger with BRE, (v) maintenance of real estate investment trust (“REIT”) status, (vi) availability of financing and capital, (vii) risks associated with achieving expected revenue synergies or cost savings, (viii) risks associated with the companies’ ability to consummate the merger on the terms described or at all and the timing of the closing of the merger, and (ix) those additional risks and factors discussed in reports filed with the Securities and Exchange Commission (“SEC”) by Essex and BRE from time to time, including those discussed under the heading “Risk Factors” in their respective most recently filed reports on Forms 10-K and 10-Q. Essex does not undertake any duty to update any forward-looking statements appearing in this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1
Fourth Amendment to Amended and Restated Revolving Credit Agreement dated as of January 29, 2014 by and among Essex Portfolio, L.P., PNC Bank, National Association, as Administrative Agent and L/C Issuer and the other lenders party thereto.

10.2	Third Modification Agreement dated as of January 29, 2014 by and among Essex Portfolio, L.P., U.S. Bank National Association, as Administrative Agent and Lender and the other lenders party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: January 30, 2014	ESSEX PROPERTY TRUST, INC.

/s/ Michael T. Dance
	Name:	Michael T. Dance
	Title:	Executive Vice President & Chief Financial Officer

ESSEX PORTFOLIO, L.P.

	By:	Essex Property Trust, Inc.
	Its:	General Partner

/s/ Michael T. Dance
	Name:	Michael T. Dance
	Title:	Executive Vice President & Chief Financial Officer